Provision For Environmental Remediation	12 Months Ended
Dec. 31, 2025
Provision for Environmental Remediation [Abstract]
PROVISION FOR ENVIRONMENTAL REMEDIATION
11.	PROVISION FOR ENVIRONMENTAL REMEDIATION

As at	December 31, 2025	December 31, 2024
	$	$
Opening balance	–	–
Environmental remediation – First Guayabales Option	1,857,509	–
Fair value adjustment – Environmental remediation	(268,138)	–
Balance, end of period	1,589,371	–
Current portion	(652,131)	–
Long-term portion	937,240	–

As part of the acquisition of the mining concession asset (See Note 7), the Company has recognised a provision for environmental remediation. This amount primarily covers the treatment and closure of two small tailings ponds, a waste dump, and the sealing and backfilling of historical mining tunnels arising from activities conducted prior to the Company’s acquisition (see Note 9(a)(i)). Management has assessed the necessity to undertake the required remediation works to comply with regulatory and operational requirements.

The Company expects to undertake a progressive remediation program from 2026 through 2033 in order to complete the required environmental remediation works under applicable regulations. The provision has been measured at present value using a discount rate of 9.50% over the expected remediation period. In accordance with IFRS 6, these costs were capitalised as directly attributable to the acquisition.

The provision for environmental remediation reflects management’s best estimate based on information available as of the reporting date. The ultimate remediation costs may differ from the amounts recorded due to uncertainties inherent in site conditions, the results of further technical assessments, changes in remediation strategies, regulatory requirements, and other factors not yet fully known. Management intends to continue conducting site investigations and technical evaluations to refine the cost estimate and will adjust the provision as additional information becomes available.